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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported)   MAY 13, 1994
                                                           (MAY 10, 1994)


                          CORNERSTONE NATURAL GAS, INC.
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)



    0-11994                                                      74-1952257
  (Commission                                                  (IRS Employer
  File Number)                                               Identification No.)


       8080 N. CENTRAL EXPRESSWAY
              SUITE 1200
             DALLAS, TEXAS                                           75206
  (Address of principal executive offices)                         (Zip Code)


        Registrant's telephone number, including area code (214) 691-5536
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ITEM 4.   Changes in Registrant's Certifying Accountant

1. On May 10, 1994, the Board of Directors of CORNERSTONE NATURAL GAS, INC., voted to dismiss Ernst & Young as the Company's independent accountants and to appoint Arthur Andersen & Co. as the Company's independent accountants, effective May 10, 1994.

2. During the Company's two most recent fiscal years ending December 31, 1993, Ernst & Young's reports on the Company's financial statements contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

     Ernst & Young's report dated April 13, 1993, on the Company's financial statements for the two years ended December 31, 1992, contained the following statements:

     As described in the third paragraph of the Auditors report, "..There are significant uncertainties as to what future actions the U.S. Bankruptcy Court, creditors, the Lenders, the preferred stockholders, or other interested parties may take that could affect the ability of Endevco, Inc. to continue operating as a debtor-in-possession. These conditions create substantial doubt about the Company's ability to continue as a going concern."

3. During the Company's two most recent fiscal years ending December 31, 1993, and through May 10, 1994, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

4. During the Company's two most recent fiscal years and through May 10, 1994, there have been no reportable events with respect to Ernst & Young as required by Item 304 (a)(1)(v) of Regulation S-K.

5. On May 10, 1994, the Company engaged Arthur Andersen & Co. as its principal accountants to audit the Company's financial statements. During the Company's two most recent years and through May 10, 1994, the Company has not consulted with Arthur Andersen & Co. on items which (1) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or (2) concerned the subject matter of a disagreement or reportable event with Ernst & Young.

6. The Company has requested Ernst & Young to furnish it with a letter addressed to the Securities and Exchange Commission stating whether Ernst & Young agrees with the


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statements contained in the second, third and fourth paragraphs above. A copy of the letter from Ernst & Young to the Securities and Exchange Commission is filed as Exhibit 1 hereto.

ITEM 7:   Financial Statements and Exhibits

     1. Letter from Ernst & Young to the Securities and Exchange Commission dated May 13 , 1994.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CORNERSTONE NATURAL GAS, INC.
                                        (Registrant)


Dated:  May 13, 1994                    /s/ Ray C. Davis

                                        Ray C. Davis
                                        Chairman of the Board and
                                        Chief Executive Officer